UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      July 1, 2005
                                                      --------------------------

                              SEACOR Holdings Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-12289                             13-3542736
--------------------------------------------------------------------------------
    (Commission File Number)          (IRS Employer Identification No.)

       11200 Richmond, Suite 400
            Houston, Texas                              77082
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)           (Zip Code)

                                 (281) 899-4800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by SEACOR Holdings Inc. under Items 2.01 and 9.01 on July 1, 2005. Amendment No. 1 is being filed to include the financial information required under Item 9.01.


Item 2.01.     Completion of Acquisition or Disposition of Assets.

           As previously reported, on July 1, 2005, SEACOR announced that pursuant to the Agreement and Plan of Merger, dated as of March 16, 2005, among SEACOR, SBLK Acquisition Corp., CORBULK LLC, and Seabulk International, Inc., SBLK Acquisition Corp. (a wholly-owned subsidiary of SEACOR) merged with and into Seabulk. As a result of the merger, Seabulk now operates as a wholly-owned subsidiary of SEACOR. Please refer to SEACOR's Current Report on Form 8-K filed with the Commission on July 1, 2005 for additional information.

Item 9.01.      Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

           The audited consolidated financial statements, including the notes thereto, of Seabulk as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the independent registered public accounting firm's reports related thereto are, in each case, incorporated herein by reference to Seabulk's Annual Report on Form 10-K, as amended, for the year ended December 31, 2004 (File No. 000-28732).

           The unaudited consolidated condensed financial statements of Seabulk as of March 31, 2005, and for the three months ended March 31, 2005 and 2004, are incorporated herein by reference to Seabulk's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (File No. 000-28732).

(b)  Pro Forma Financial Information.

         The unaudited pro forma condensed combined financial statements of SEACOR for the year ended December 31, 2004, and as of and for the three months ended March 31, 2005, which give effect to the acquisition of Seabulk, were previously filed by SEACOR as part of its Registration Statement on Form S-1, as amended (File No. 333-127028), and are incorporated herein by reference.

(c)  Exhibits.

23.1       Consent of Independent Registered Public Accounting Firm

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEACOR Holdings Inc.


                               By: /s/ Randall Blank
                                  ----------------------------------------------
                                  Name:   Randall Blank
                                  Title:  Chief Financial Officer, Executive
                                          Vice President and Secretary



Date:  August 8, 2005

                                 EXHIBIT INDEX

      Exhibit No.                  Description

        23.1         Consent of Independent Registered Public Accounting Firm